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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March, 30, 2001
                                                          ---------------

                             Berkshire Bancorp Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-13649             94-2563513
----------------------------      -----------       ------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
    of incorporation)             File Number)      Identification No.)


         160 Broadway, New York, New York              10038
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (212)791-5362
                                                    -------------
                                 Not Applicable
--------------------------------------------------------------------------------
           Former name or former address, if changed since last report






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Item 5.           Other Events.

         Press release, dated April 2, 2001, announcing consummation of the merger between the Registrant and GSB Financial Corporation, a Delaware corporation.


Item 7.           Financial Statements and Exhibits.

         (a)      Exhibits

                  99.1  Press release dated April 2, 2001.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BERKSHIRE BANCORP INC.


Dated:  April 2, 2001               By: /s/ Steven Rosenberg
                                        -------------------------------------
                                        Steven Rosenberg
                                        President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit           Description

99.1              Press Release dated April 2, 2001.


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